UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
INVESTMENT COMPANY

Investment Company Act File Number 811-23042

Archstone Alternative Solutions Fund
(Exact name of Registrant as specified in charter)

360 Madison Avenue, 20th Floor
New York, NY 10017
(Address of principal executive offices) (Zip code)

Rinarisa Coronel DeFronze, Esq.
A.P. Management Company, LLC
360 Madison Avenue, 20th Floor
New York, NY 10017
 (Name and address of agent for service)

Copies to:
George M. Silfen, Esq.
Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, NY 10036

Registrant's telephone number, including area code: (844) 449-4900

Date of fiscal year end: March 31

Date of reporting period: December 31, 2016

FORM N-Q

Item 1.  Schedule of Investments.

The Archstone Alternative Solutions Fund

 Schedule of Investments

As of 12/31/2016 (Unaudited)

	Cost	Fair Value	Percentage of Net Assets	Withdrawals Permitted (1)	Redemption Notice Period (1)

Investments in Portfolio Funds:
Alternative Investment Strategy: (2)
Directional: (3)
Bay Resource Partners Offshore Fund, Ltd.	$887,907	$1,021,549	5.05%	Quarterly	45 days
Discovery Global Opportunity Fund, Ltd.	1,134,361	1,240,964	6.14%	Semi-Annual	60 days
Glenhill Capital Overseas Partners, Ltd.	888,789	872,486	4.31%	Quarterly	60 days
Hitchwood Capital Fund, Ltd.	1,392,011	1,289,026	6.37%	Quarterly	75 days
Luxor Capital Partners Offshore, Ltd.	192,388	185,856	0.92%	Quarterly	90 days
Luxor Capital Partners Offshore, Ltd., SPV(4)	81,389	78,786	0.39%	Various	Various
Marcato International, Ltd.	450,000	482,154	2.38%	Quarterly	60 days
Miura Global Fund, Ltd.	895,849	812,808	4.02%	Monthly	60 days
Roystone Capital Offshore Fund, Ltd.	1,246,760	1,133,063	5.60%	Quarterly	90 days
Shellback Offshore Fund, Ltd.	899,006	890,159	4.40%	Quarterly	45 days
Valinor Capital Partners Offshore, Ltd.	1,152,823	1,091,837	5.40%	Quarterly	60 days
Total Directional	9,221,284	9,098,688	44.98%

Non-Directional: (3)
Davidson Kempner International (BVI), Ltd.	1,000,000	1,073,616	5.31%	Quarterly	60 days
Elliott International, Ltd - A(5)	1,704,275	1,907,017	9.43%	Quarterly	60 days
Farallon Capital Offshore Investors, Inc.	1,262,868	1,331,400	6.58%	Semi-Annual	45 days
Fir Tree Capital Opportunity Fund II, Ltd.	1,000,000	1,095,699	5.42%	Annually	90 days
King Street Capital, Ltd.	1,050,004	1,098,208	5.43%	Quarterly	65 days
King Street Capital, Ltd. Side Pocket(4)	16,439	16,721	0.08%	Various	Various
OZ Overseas Fund II, Ltd.(6)	1,500,000	1,564,968	7.74%	Quarterly	30 days
Total Non-Directional	7,533,586	8,087,629	39.99%
Total Investments in Portfolio Funds	$16,754,870	$17,186,317	84.97%

The Archstone Alternative Solutions Fund

Schedule of Investments (continued)

As of 12/31/2016 (Unaudited)

Short-Term Investments:	Shares	Cost	Fair Value	Percentage of Net Assets
Federated Treasury Obligations Fund, 0.36% (7)	105,903	$105,903	$105,903	0.52%
Total Short-Term Investments		105,903	105,903	0.52%

Total Investments		$16,860,773	$17,292,220	85.49%

Other Assets Less Liabilities			2,931,897	14.51%

Net Assets			$20,224,117	100.00%

(1)
Redemption frequency and redemption notice period reflect general redemption terms, and exclude liquidity restrictions. Different tranches may have different liquidity terms and may be subject to investor level gates.

(2)
The Fund’s investment objective is to achieve long-term capital appreciation while attempting to reduce volatility relative to the equity markets. The Fund seeks to accomplish its investment objective by investing its assets primarily in a broad mix of hedge funds and other similar investment vehicles (“Portfolio Funds”) that are managed by a select group of portfolio managers (“Portfolio Managers”) that invest in a variety of financial markets and utilize a broad range of alternative investment strategies. The Fund’s hedge fund investments may primarily include offshore investment vehicles that may subject taxable investors’ capital gains (including unrealized capital gains) to tax at ordinary income rates (See “Certain Tax Matters” in the Fund’s prospectus).

(3)
All Portfolio Funds are domiciled in the Cayman Islands with the exception of: (Miura, Farallon, King Street, and Davidson Kemper - Domiciled in the British Virgin Islands) and (Fir Tree - Domiciled in the Bahamas).

(4)	All or a portion of these investments are held in side-pockets. The full recovery of cash from this position may take several years to withdraw.
(5)	Withdrawals from this portfolio fund are permitted after a two-year lockup period from the date of the initial investment, 10/1/15.
(6)	Withdrawals from this portfolio fund are permitted after a one-year and one-quarter lockup period from the date of the initial investment, 10/1/15.
(7)	These securities are shown at their current rates as of December 31, 2016.

Type of Investment as a Percentage of Total Investments (Unaudited):

See accompanying notes.

ARCHSTONE ALTERNATIVE SOLUTIONS FUND

Notes to Schedule of Investments December 31, 2016 (Unaudited)

Organization - Archstone Alternative Solutions Fund (the “Fund”) was organized as a statutory trust under the laws of the State of Delaware on March 4, 2015 and commenced operations on October 1, 2015. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Securities Act of 1933, as a non-diversified, closed-end management investment company. The business and operations of the Fund are managed and overseen by the Board of Trustees (the “Board”).

The objective of the Fund is to achieve long term capital appreciation while attempting to reduce volatility relative to the equity markets. The Fund seeks to accomplish its investment objective by investing its assets primarily in a broad mix of hedge funds and other similar investment vehicles (“Portfolio Funds”) that are managed by a select group of portfolio managers (“Portfolio Managers”) that invest in a variety of financial markets and utilize a broad range of alternative investment strategies. The Fund’s hedge fund investments may primarily include offshore investment vehicles that may subject taxable investors’ capital gains (including unrealized capital gains) to tax at ordinary income rates (See “Certain Tax Matters” in the Fund’s prospectus). At present, there are a number of money managers whose services are not generally available to the investing public. These managers, who generally place stringent restrictions on the number of persons whose money they will manage, employ a wide variety of investment strategies and techniques. By investing through this varied group, the Fund seeks to provide investors with access to the varied skills and expertise of these managers while at the same time seeks to lessen the risks and volatility associated with investing through any single money manager. An investment in the Fund also enables investors to avoid, to a significant extent, the high minimum investment requirements typically imposed on individual investors by Portfolio Managers. The Fund is managed by A.P. Management Co. LLC (the “Investment Manager”), an investment manager registered under the Investment Advisers Act of 1940, as amended.

Shares of beneficial interest (“shares”) of the Fund are offered only to “Eligible Investors” and are subject to transfer restrictions (as defined in the Fund’s prospectus).

Investment Valuation - In accordance with Accounting Standards Codification (“ASC”) 820, Fair Value Measurement, fair value is defined as the price that the Fund would receive if it were to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions that market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs), and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used by the Portfolio Funds in determining the fair value of the Fund’s investments.

ARCHSTONE ALTERNATIVE SOLUTIONS FUND

The inputs are summarized in the three broad levels listed below:

Level 1 – Inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2 – Inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets and inputs that are observable for the asset or liability, either directly or indirectly.

Level 3 – Inputs to the valuation methodology are unobservable and significant to the fair value measurement. This includes situations where there is little, if any, market activity for the asset or liability.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Short-term investments represent an investment in a money market fund. Short-term investments are recorded at fair value, which is their published net asset value.

Investments in Portfolio Funds are recorded at fair value, using the Portfolio Funds’ net asset value as a practical expedient.

In May 2015, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standard Update (“ASU”) 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Unit (or Its Equivalent), modifying ASC 820. Under the modifications, investments in private investment funds valued at net asset value are no longer included in the fair value hierarchy. As a result of the Fund’s adoption of ASU 2015-07, investments in Portfolio Fund with a fair value of $17,174,467, are excluded from the fair value hierarchy as of December 31, 2016.

The following table represents the investments carried at fair value by level within the valuation hierarchy as of December 31, 2016:

Investments	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	NAV As Practical Expedient	Total
Type
Investments in Portfolio Funds*	$—	$—	$—	$17,186,317	$17,186,317
Short-term investments	105,903	—	—	—	105,903
Total	$105,903	$—	$—	$17,186,317	$17,292,220

The Schedule of Investments categorizes the aggregate fair value of the Fund’s investments in the Portfolio Funds by domicile, investment strategy, and liquidity.

The Fund discloses transfers between levels based on valuations at the end of the reporting period. There were no transfers between Levels 1, 2 or 3 for the Period ended December 31, 2016.

Federal Income Tax Information - The federal tax cost of investments is adjusted for items of taxable income allocated to the Fund from the Investment Funds. At December 31, 2016, the cost of securities on a tax basis and gross unrealized appreciation and (depreciation) on investments for federal income tax purposes were as follows:

As of September 30, 2016, the gross unrealized appreciation and depreciation of the Fund's investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$29,524,124

Gross unrealized appreciation	$234,794
Gross unrealized depreciation	(644,984)

Net unrealized appreciation/(depreciation) on investments	$(410,190)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Subsequent Events - The Board announced on February 13, 2017 that it had determined to liquidate the Fund. The Board's decision was based on a recommendation from the Adviser. The Board thereafter determined that it was advisable and in the best interests of the Fund and its shareholders to liquidate the Fund.

ARCHSTONE ALTERNATIVE SOLUTIONS FUND

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether it is “more-likely-than-not” (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. If the tax law requires interest and/or penalties to be paid on an underpayment of income taxes, interest and penalties will be classified as income taxes in the income tax expenses in the Statement of Operations, if applicable. During the year, the Fund did not incur any interest or penalties. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, if applicable), on-going analysis of any changes to tax laws, regulations and interpretations thereof.

Item 2. Controls and Procedures.

(a)
The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act.  Based on their review, such officers have concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service providers.

(b)
There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s most recently ended fiscal quarter that materially affected, or were reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 3. Exhibits.

(a)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

Exhibit No.	Description of Exhibit
99.1	Certification of Principal Executive Officer
99.2	Certification of Principal Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Archstone Alternative Solutions Fund

By:	/s/ Joseph S. Pignatelli
Joseph S. Pignatelli
Principal Executive Officer, Trustee

Date:	March 1, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Joseph S. Pignatelli
Joseph S. Pignatelli
Principal Executive Officer, Trustee

Date:	March 1, 2017

By:	/s/ Andrew Small
Andrew Small
Chief Financial Officer

Date:	March 1, 2017

EXHIBIT INDEX

(a)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)